                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 9, 2007
                                                  ------------------------------

                    LB-UBS Commercial Mortgage Trust 2007-C2
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
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               (Exact Name of Sponsor as Specified in Its Charter)

 Delaware                             333-129844-06      82-0569805
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(State or Other Jurisdiction          (Commission        (IRS Employer
of Incorporation of Registrant)       File Number)       Identification No. of
                                                         Registrant)

745 Seventh Avenue, New York, New York                   10019
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.
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         A pooling and servicing agreement dated as of April 11, 2007 (the
"Pooling and Servicing Agreement"), was entered into by and among Structured
Asset Securities Corporation II (the "Registrant") as depositor, Wachovia Bank,
National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing
Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2007-C2 (the "Issuing
Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through
Certificates, Series 2007-C2 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-AB,
Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
Class F, Class X-CP and Class X-W (collectively, the "Underwritten
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-129844). The Underwritten Certificates were sold to Lehman Brothers Inc. ("LBHI"), UBS Global Asset Management (US) Inc., and
Countrywide Securities Corporation (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of April 24, 2007 (the "Underwriting
Agreement") between the Registrant and the Underwriters, Lehman Brothers
Holdings Inc., UBS Real Estate Investments Inc. ("UBSREI"), Greenwich Capital
Financial Products, Inc. ("Greenwich") and Countrywide Commercial Real Estate
Finance, Inc. ("Countrywide"). Certain of the mortgage loans backing the
Underwritten Certificates (the "LBHI Mortgage Loans") were acquired by the
Registrant from LBHI as seller pursuant to a mortgage loan purchase agreement dated as of April 24, 2007 (the "LBHI/Registrant Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by
LBHI to the Registrant with respect to the LBHI Mortgage Loans. A certain other mortgage loan backing the Underwritten Certificates (the "LUBS Mortgage Loan")
was acquired by the Registrant from LUBS as seller pursuant to a mortgage loan purchase agreement dated as of April 24, 2007 (the "LUBS/Registrant Mortgage
Loan Purchase Agreement"), which agreement contains representations and warranties made by LUBS to the Registrant with respect to the LUBS Mortgage
Loan. Certain of the mortgage loans backing the Underwritten Certificates (the
"UBS Mortgage Loans") were acquired by the Registrant from UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of April 24, 2007 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage Loans. A certain other mortgage loan backing the Underwritten
Certificates (the "Greenwich Mortgage Loan") was acquired by the Registrant from
Greenwich as seller pursuant to a mortgage loan purchase agreement dated as of
April 24, 2007 (the "Greenwich/Registrant Mortgage Loan Purchase Agreement"),
which agreement contains representations and warranties made by Greenwich to the
Registrant with respect to the Greenwich Mortgage Loan. A certain other mortgage loan backing the Underwritten Certificates (the "Countrywide Mortgage Loan") was
acquired by the Registrant from Greenwich as seller pursuant to a mortgage loan purchase agreement dated as of April 24, 2007 (the "Countrywide/Registrant
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by Countrywide to the Registrant with respect to the Countrywide
Mortgage Loan. Similar representations and warranties have been made by the

Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Shell Company Transactions:
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         Not applicable.

(d) Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement dated as of April 24, 2007 among
                  Structured Asset Securities Corporation II as seller, Lehman
                  Brothers Inc., Countrywide Securities Corporation and UBS
                  Global Asset Management (US) Inc., as underwriters and UBS
                  Real Estate Investments Inc., Greenwich Capital Financial
                  Products, Inc., Countrywide Commercial Real Estate Finance
                  Inc. and Lehman Brothers Holdings Inc. as mortgage loan
                  sellers.

4.1               Pooling and Servicing Agreement dated as of April 11, 2007 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer and LaSalle Bank National
                  Association as trustee.

5.1, 8.1, 23.1    Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                  together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1              UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as
                  purchaser.

99.2              Greenwich/Registrant Mortgage Loan Purchase Agreement dated as of April 24, 2007 between Greenwich Capital Financial
                  Products, Inc. as seller and Structured Asset Securities
                  Corporation II as purchaser.

99.3              Countrywide/Registrant Mortgage Loan Purchase Agreement dated as of April 24, 2007 between Countrywide Commercial Real
                  Estate Finance Inc. as seller and Structured Asset Securities
                  Corporation II as purchaser.

99.4              LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.5              LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between LUBS Inc. as seller, Lehman Brothers
                  Holdings Inc. as an additional party, and Structured Asset
                  Securities Corporation II as purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 24, 2007

                                STRUCTURED ASSET SECURITIES
                                CORPORATION II

                                     By: /s/ David Nass
                                        ----------------------------------
                                         Name: David Nass
                                         Title: Senior Vice-President

                                  EXHIBIT INDEX
                                  -------------

                   The following exhibits are filed herewith:

Exhibit No.

1.1               Underwriting Agreement dated as of April 24, 2007 among
                  Structured Asset Securities Corporation II as seller, Lehman
                  Brothers Inc., Countrywide Securities Corporation and UBS
                  Global Asset Management (US) Inc., as underwriters and UBS
                  Real Estate Investments Inc., Greenwich Capital Financial
                  Products, Inc., Countrywide Commercial Real Estate Finance
                  Inc. and Lehman Brothers Holdings Inc. as mortgage loan
                  sellers.

4.1               Pooling and Servicing Agreement dated as of April 11, 2007 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer and LaSalle Bank National
                  Association as trustee.

5.1, 8.1, 23.1    Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                  together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1              UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as
                  purchaser.

99.2              Greenwich/Registrant Mortgage Loan Purchase Agreement dated as of April 24, 2007 between Greenwich Capital Financial
                  Products, Inc. as seller and Structured Asset Securities
                  Corporation II as purchaser.

99.3              Countrywide/Registrant Mortgage Loan Purchase Agreement dated as of April 24, 2007 between Countrywide Commercial Real
                  Estate Finance Inc. as seller and Structured Asset Securities
                  Corporation II as purchaser.

99.4              LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.5              LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
                  April 24, 2007 between LUBS Inc. as seller, Lehman Brothers
                  Holdings Inc. as an additional party, and Structured Asset
                  Securities Corporation II as purchaser.